Exhibit 10.1

LOAN AGREEMENT

LOAN AGREEMENT, dated as of April 8, 2022, between surgepays, inc., a Nevada corporation, (referred to herein as the “Borrower”), and the Lender.

RECITALS

The Borrower has requested that the Lender extend credit to the Borrower consisting of a term loan or series of loans in an aggregate principal amount not to exceed $3,000,000. The proceeds of the term loans will be used by the Borrower to assist in purchasing inventory and factoring accounts receivables.

In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

SECTION 1.01. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Agreement” means this Loan Agreement, including all amendments, modifications and supplements and any exhibit or schedule to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Borrower” has the meaning specified therefor in the preamble hereto.

“Borrower’s Account” means an account designated by the Borrower to the Lender reasonably satisfactory to the Lender.

“Business Day” means any day other than a Saturday, Sunday or legal holiday on which commercial banks are open for business in Encinitas, California.

“Collateral” means the Collateral described in the Security Agreement.

“Default” means any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

SurgePays Loan Agreement

“Default Rate” means the rate per 7-calendar day period (or portion thereof) equal to 1%.

“Effective Date” has the meaning specified therefor in Section 3.01 hereof.

“Eligible Accounts Receivable” means any of the Borrower’s accounts receivable (both billed and unbilled) that have been outstanding for 60 calendar days or less. Borrower shall prepare and submit to Lender monthly a certification showing the Eligible Accounts Receivable.

“Event of Default” means any of the events set forth in Section 6.01 hereof.

“Governmental Authority” means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indebtedness” means, with respect to any Person, at any time, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, and (f) all obligations, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or monetary obligation of any other Person in any manner, whether directly or indirectly.

“Income Tax Basis” means the income tax basis (modified cash basis) of accounting in effect from time to time in the United States, applied on a consistent basis for federal income tax purposes in accordance with the Internal Revenue Code of 1986, as amended.

“Lender” has the meaning specified therefor in the preamble hereto.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

SurgePays Loan Agreement

“Loan” means the loan or series of loans made by the Lender to the Borrower pursuant to this Agreement.

“Loan Documents” means this Agreement, the Security Agreement, the Promissory Note, and all other agreements, instruments or other documents executed and delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement.

“Material Adverse Effect” means a material adverse effect on any of (a) the assets, properties or financial condition of the Borrower or (b) the legality, validity or enforceability of this Agreement or any of the other Loan Documents or (c) the aggregate rights and remedies of the Lender under this Agreement or any of the other Loan Documents.

“Maturity Date” means the earliest of (a) the maturity date(s) specified in the Promissory Notes, and (b) such earlier date on which the Loan is due and payable (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of this Agreement.

“Obligations” means (a) the obligation of the Borrower to pay, as and when due and payable (by scheduled maturity or otherwise), all amounts from time to time owing by the Borrower in respect of any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy or insolvency of the Borrower), fees, indemnification payments, expense reimbursements or otherwise and (b) the obligation of the Borrower to perform or observe all of the Borrower’s other obligations from time to time existing under any Loan Document.

“Person” means an individual, corporation, partnership, limited liability company or partnership, association, joint-stock company, trust, unincorporated organization, joint venture or governmental authority or other regulatory body.

“Permitted Liens” means all liens, claims and encumbrances permitted under the Loan Documents, including all liens, claims and encumbrances listed on Exhibit B to the Security Agreement.

“Security Agreement” means the Security Agreement, dated as of the date hereof, made by the Borrower in favor of the Lender, substantially in the form of Exhibit A annexed hereto, as amended or otherwise modified from time to time.

SECTION 1.02. Terms Generally; Computation of Time Periods. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise indicated herein, all references to time of day refer to Pacific standard time or Pacific daylight savings time, in effect in California on such day. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”, provided, however, that with respect to a computation of fees or interest payable to the Lender, such period shall in any event consist of at least one full day. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time.

SurgePays Loan Agreement

SECTION 1.03. Accounting and Other Terms. Unless otherwise expressly stated herein, all accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with the Income Tax Basis applied on a basis consistent with that used in preparing the financial statements referred to in Section 4.01(f) hereof. All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code in effect in the State of California on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

ARTICLE II

THE LOAN

SECTION 2.01. Making the Loan. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Lender agrees to make the Loan to the Borrower on the terms set forth herein and in the Promissory Note (“Promissory Note”) attached hereto as Exhibit B, which shall be issued by Borrower in connection with the Loan. The maximum amount outstanding under the Loan at any time shall be the lesser of $3,000,000 or 80% of Eligible Accounts Receivable.

SECTION 2.02. Interest.

(a) Interest. Interest shall be applied on the outstanding principal amount of the Promissory Note and accrue daily at a monthly rate of two percent (2%). The Borrower shall pay to the Lender any and all accrued but unpaid interest hereunder on the Maturity Date.

(b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Loan, and all fees, indemnities or any other Obligations of the Borrower under this Agreement and the other Loan Documents, shall (i) bear interest, from the date such Event of Default occurs until the date such Event of Default is cured or waived in writing in accordance herewith, equal at all times to the Default Rate, and (ii) be payable in arrears on the first day of each 7-day calendar period after the date such Event of Default occurs until the date such Event of Default is cured or waived in writing in accordance herewith.

(c) Post-Maturity Interest. Any principal of, and all accrued and unpaid interest on, the Loan, and all fees, indemnities or any other Obligations of the Borrower under this Agreement and the other Loan Documents that remains outstanding after the Maturity Date shall (i) bear interest from the Maturity Date until the date such outstanding amount is paid in full, equal at all times to the Default Rate, and (ii) be payable in arrears on the first day of each 30-day calendar period after the Maturity Date until the date such outstanding amount is paid in full.

SurgePays Loan Agreement

SECTION 2.03. Repayment. The entire principal amount of the term loan shall be due and payable on the Maturity Date. Specifically, the Borrower shall repay to the Lender any unpaid principal of, and all accrued and unpaid interest on, the Loan, and all fees, indemnities or any other Obligations of the Borrower under this Agreement and the other Loan Documents on the Maturity Date.

SECTION 2.04. Mandatory Prepayment of Loan. The Borrower shall be required to make mandatory prepayments pursuant to the following terms:

Within the first 4 business days of every calendar month, Borrower will submit its current Eligible Accounts Receivable balance amount to Lender. If such Eligible Accounts Receivable balance amount is less than 80% of the loan amount, then Borrower will immediately make a payment to Lender so that the loan amount is no greater than 80% of the then current Eligible Accounts Receivable balance.

Borrower will also be required to pay the interest that has accrued on the loan for the previous month within the first 4 business days of every subsequent calendar month.

SECTION 2.05. Optional Prepayments. The Borrower may prepay the Loan or any accrued and unpaid interest thereon, in whole or in part, without premium or penalty, upon one (1) Business Day’s irrevocable notice to the Lender, specifying (a) the date of prepayment and (b) the principal or any accrued and unpaid interest amount to be prepaid, provided that any such prepayments shall be in an amount of not less than $25,000. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid.

SECTION 2.06. Participation Fee. None.

SECTION 2.07. Payments and Computations. The Borrower will make each payment under the Loan Documents not later than 11:00 A.M. (prevailing Pacific Time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Lender at the Lender’s address referred to in Section 7.01 hereof. All payments shall be made by the Borrower without defense, set-off or counterclaim to the Lender. The Borrower hereby authorizes the Lender to, and the Lender may, charge from time to time against the Borrower’s Account any amount due under any Loan Document to which the Borrower is a party. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of interest under this Agreement and any other Loan Document and all fees shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

SurgePays Loan Agreement

ARTICLE III

CONDITIONS OF LENDING

SECTION 3.01. Conditions Precedent to Effectiveness. Subject to Lender’s right in its sole discretion to accept or reject any request by Borrower for advances under the Promissory Note, this Agreement and the Lender’s obligation to make the Loan to the Borrower hereunder shall become effective as of the Business Day when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Lender (the “Effective Date”):

(a) Payment of Fees, Etc. The Borrower shall have paid or caused to be paid the Participation Fee pursuant to Section 2.06 hereof and all other fees, costs, expenses and taxes payable on the Effective Date by the Borrower pursuant to Section 7.04 hereof.

(b) Representations and Warranties; No Default. The following statements shall be true and correct: (i) the representations and warranties of the Borrower contained in Section 4.01 hereof and in each other Loan Document and certificate or other writing delivered to the Lender on or before the Effective Date are true and correct on and as of the Effective Date; and (ii) on the Effective Date, no Default or Event of Default has occurred and is continuing under this Agreement.

(c) Legality. The obligations of the Lender under this Agreement shall not contravene any law, rule or regulation applicable to the Lender.

(d) Delivery of Documents. The Lender shall have received on or before the Effective Date the agreements, instruments, approvals, opinions and other documents as the Lender may reasonably request.

(e) Proceedings; Receipt of Documents. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory to the Lender, and the Lender shall have received all such information and such counterpart originals or certified or other copies of such documents as the Lender may reasonably request.

(f) Material Adverse Effect. The Lender shall have determined that no Material Adverse Effect shall have occurred relating to the Borrower since December 31, 2019.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) Capacity. The Borrower has the legal capacity to execute, deliver and perform this Agreement and each other Loan Document to which the Borrower is a party.

SurgePays Loan Agreement

(b) No Violation. The execution, delivery and performance by the Borrower of each Loan Document to which the Borrower is a party (i) do not and will not contravene any law or any contractual restriction binding on or otherwise affecting the Borrower, or any of the properties of the Borrower, and (ii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the properties of the Borrower, other than the security interests created by the Loan Documents.

(c) Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, and no consent of any other Person, is required for the due execution, delivery and performance by the Borrower of any Loan Document to which the Borrower is or will be a party.

(d) Enforceability of Loan Documents. Each Loan Document to which the Borrower is a party constitutes, and each Loan Document to which the Borrower will be a party, when delivered hereunder, will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) Litigation. There is no pending or, to the knowledge of the Borrower, threatened action, suit or proceeding affecting the Borrower before any court or other Governmental Authority or any arbitrator, which (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of any transaction contemplated hereby.

(f) Financial Condition. The financial statements (including the notes relating thereto) of the Borrower dated December 31, 2020, a copy of which has been previously delivered to the Lender, fairly presents the financial condition of the Borrower as at the date thereof. Since such date no event has occurred which is reasonably likely to have a Material Adverse Effect.

(g) Compliance with Law, Etc. The Borrower is not in violation of any applicable law or any term of any material agreement or instrument binding on or otherwise affecting the Borrower or any of the properties of the Borrower, the violation of which could reasonably be expected to have a Material Adverse Effect.

(h) Taxes, Etc. All Federal, state and local tax returns and other reports required by applicable law to be filed by the Borrower have been filed, and all taxes and assessments imposed upon the Borrower or any property of the Borrower and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty or fine or stay the foreclosure of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

SurgePays Loan Agreement

(i) Regulation T, U or X. No proceeds of the Loan will be used, directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or is inconsistent with, the provisions of any of the regulations of the Board, including Regulation T, U or X.

(j) Full Disclosure. No Loan Document or schedule or exhibit thereto, and no certificate, report, statement or other document or information furnished to the Lender by the Borrower in connection herewith or with the consummation of the transactions contemplated hereby, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading in any material respect in light of the circumstances under which they were made. There is no fact known to the Borrower that materially adversely affects the financial condition of the Borrower or the value of the Collateral, or that otherwise is reasonably likely to have a Material Adverse Effect, that has not been disclosed to the Lender in writing prior to the Effective Date.

ARTICLE V

COVENANTS OF THE BORROWER

SECTION 5.01. Affirmative Covenants. So long as any principal of or interest on the Loan or any other Obligations (whether or not due) shall remain unpaid or the Lender shall have any commitment hereunder, the Borrower will, unless the Lender shall otherwise consent in writing:

(a) Reporting Requirements. Furnish to the Lender:

(i) promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrower, notice of each action, suit or proceeding at law, in equity, in arbitration or before any other Governmental Authority or other regulatory body or arbitrator that could reasonably be expected to have a Material Adverse Effect;

(ii) promptly but in any event not more than 5 days after the occurrence thereof, notice of the occurrence of either any Default or Event of Default known by Borrower under this Agreement, which notice shall contain a brief description of the nature of such Default or Event of Default and any action with respect thereto taken or contemplated to be taken by the Borrower;

(iii) promptly but in any event not more than 5 days after the occurrence thereof, notice of the occurrence of either any default or event of default under any agreement, which notice shall contain a brief description of the nature of such default or event of default and any action with respect thereto taken or contemplated to be taken by the Borrower; and

(iv) promptly upon request, such other information concerning the financial condition of the Borrower or information concerning any of the Collateral, in each case, as the Lender from time to time may reasonably request.

SurgePays Loan Agreement

(b) Compliance with Laws, Etc. Comply in all respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon the Borrower’s income or profits or upon any of the Borrower’s properties and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of the Borrower’s properties, except in each case to the extent contested in good faith by proper proceedings which stay the imposition of any penalty or fine or stay the foreclosure of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof, unless the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(c) Further Assurances. Do, execute, acknowledge and deliver, at the sole cost and expense of the Borrower, all such further acts and assurances as the Lender may reasonably require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Lender the rights now or hereafter intended to be granted to the Lender under this Agreement, any Loan Document or any other instrument under which any Borrower may be or may hereafter become bound to effect the intention or facilitate the performance of the terms of this Agreement.

(d) Federal Regulations. If requested by the Lender at any time and from time to time, furnish to the Lender a statement, in conformity with the requirements of Federal Reserve Form U-1, to the effect that neither the making of the Loan under this Agreement, nor the use of proceeds thereof, nor any other transactions contemplated hereby or by the other Loan Documents will violate or be inconsistent with the provisions of Regulation T, U or X.

(e) Collateral. Take or cause to be taken all steps necessary or reasonably requested by the Lender to grant to the Lender a perfected, security interest in the Collateral and to enable the Lender to realize upon and transfer or otherwise dispose of the Collateral, in compliance with all applicable laws.

SECTION 5.02. Negative Covenants. So long as any principal of or interest on the Loan or any other Obligations (whether or not due) shall remain unpaid or the Lender shall have any commitment hereunder, the Borrower will not, without the prior written consent of the Lender:

(a) Liens, Pledges, Etc. Create or suffer to exist any Lien or pledge (other than Liens and pledges in favor of the Lender and Permitted Liens), or other type of preferential arrangement upon or with respect to any of the Collateral.

(b) Indebtedness. Create, incur or suffer to exist any Indebtedness, other than:

(i) Indebtedness owing to the Lender;

SurgePays Loan Agreement

(ii) Indebtedness of the Borrower existing on the date hereof, and any extension of maturity, refinancing or other modification of the terms of any such Indebtedness, provided, however, that such extension, refinancing or modification (A) does not accelerate the amortization or maturity of such Indebtedness and (B) after giving effect to the extension, refinancing or modification of such Indebtedness, the amount of such Indebtedness outstanding is not greater than the amount of such Indebtedness outstanding immediately prior to such extension, refinancing or modification;

(iii) Indebtedness permitted by paragraph (c) of this Section 5.02; and

(iv) unsecured Indebtedness.

(c) Intentionally Omitted.

(d) Federal Reserve Regulations. Permit the Loan or the proceeds of the Loan to be used for any purpose that violates or is inconsistent with the provisions of Regulation T, U or X of the Board.

(e) Changes to Agreements. Agree or consent to any amendment, modification, supplement or waiver of any provision of any agreement if such amendment, modification, supplement or waiver could reasonably be expected to have a Material Adverse Effect. Enter into any agreement that in any way restricts or imposes conditions or fees on the sale, assignment, pledge or other disposition of the Collateral.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6.01. Events of Default. If any of the following Events of Default shall occur and be continuing:

(a) the Borrower shall fail to pay (i) any principal of the Loan when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (ii) any interest on the Loan, any fee or any other amount payable hereunder or any other Indebtedness of the Borrower to the Lender within three (3) Business Days after the date such interest, fee, other amount or other Indebtedness is due; or

(b) any representation or warranty made by the Borrower in any Loan Document or in any report, certificate or other document delivered to the Lender pursuant to any Loan Document shall have been incorrect in any material respect when made; or

(c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.02 of this Agreement or any term, covenant or agreement contained in the Security Agreement; or

(d) the Borrower shall fail to perform or observe any term, covenant or agreement contained in any Loan Document to be performed or observed by the Borrower and, except as set forth in subsections (a), (b) and (c) of this Section 6.01, such failure, if capable of being remedied, shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Lender; or

SurgePays Loan Agreement

(e) Intentionally Omitted.

(f) the Borrower shall be generally not paying its debts as they become due, or shall admit in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, seeking to adjudicate the Borrower bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Borrower or the debts of the Borrower under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Borrower or for any substantial part of the property of the Borrower, and, in the case of any such proceeding instituted against the Borrower, the petition commencing such proceeding is not dismissed within 60 calendar days of the date of the filing thereof; or the Borrower shall take any action to authorize or effect any of the actions set forth above in this subsection (f); or

(g) any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower, or a proceeding shall be commenced by the Borrower or any Governmental Authority or other regulatory body having jurisdiction over the Borrower, seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny that such Person has any liability or obligation purported to be created under any Loan Document to which such Person is a party; or

(h) one or more judgments or orders for the payment of money exceeding any applicable insurance coverage by more than $25,000 in the aggregate, shall be rendered against the Borrower, and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Notices, Etc. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied, emailed or delivered to the Borrower and the Lender at the addresses set forth below, or at such other addresses as shall be designated by the Borrower or the Lender in a written notice to the other party complying as to delivery with the terms of this Section 7.01.

Borrower	Lender
SurgePays, Inc. 3124 Brother Blvd., Suite 104 Bartlett, TN 38133 Attn: Kevin Brian Cox and Tony Evers Telephone: e-mail:	[Name and Address of Lender] Attn: Telephone: e-mail:

SurgePays Loan Agreement

All such notices and other communications shall be effective (a) if mailed, three (3) days after the mailing date, (b) if telecopied or emailed, upon receipt or (c) if delivered, upon delivery.

SECTION 7.02. Amendments, Etc. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Borrower and the Lender, and no waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.03. No Waiver; Remedies, Etc. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights and remedies under any other Loan Document against such party or against any other Person.

SECTION 7.04. Fees, Costs, Expenses and Taxes. The Borrower shall pay or cause to be paid on demand (a) legal fees, costs and expenses in connection with (i) the execution and delivery of this Agreement and any other Loan Document up to $4,750 and (ii) the amendment, waiver and administration of this Agreement and any other Loan Document and the other documents to be delivered pursuant to the Loan Documents, including, without limitation, the reasonable fees, expenses and other client charges, (b) all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees, expenses and other client charges), in connection with the enforcement of (or any “work-out” or restructure with respect to) the Loan Documents and the other documents to be delivered pursuant to the Loan Documents, and (c) the amount of $25 for each wire transfer sent by Lender to fund the Loan and each wire transfer received by Lender as a payment on the Loan. In addition, the Borrower will pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered pursuant to the Loan Documents, and will save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

SurgePays Loan Agreement

SECTION 7.05. Indemnification. The Borrower hereby agrees to indemnify, defend and hold the Lender harmless from and against any and all claims, charges, actions, suits, proceedings, lawsuits, obligations, liabilities, fines, penalties, costs and expenses (including, without limitation, reasonable attorney’s fees, expenses and other client charges) which the Lender shall incur or which shall be claimed against the Lender by any Person in any way relating to or arising out of (a) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or (b) the use of the proceeds of the Loan including any and all reasonable expenses set forth in Section 7.04 hereof which arise as a result of any claims, charges, actions, suits, proceedings or lawsuits described in this Section 7.05. The Borrower shall not have any obligation to the Lender under this Section 7.05 with respect to any claims, charges, suits, proceedings, lawsuits, obligations, liabilities, fines, penalties, costs and expenses that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. The obligations and provisions of this paragraph shall continue and remain in full force and effect after the Obligations of the Borrower under this Agreement and the other Loan Documents have been paid and discharged in full and this Agreement and such other Loan Documents are otherwise terminated.

SECTION 7.06. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 7.06 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

SECTION 7.07. Severability. Any provision of this Agreement, or of any other Loan Document to which the Borrower is a party, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.08. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, and in the case of the Borrower, the heirs, executors and legal representatives of the Borrower, except that the Borrower may not assign the rights of the Borrower hereunder or any interest herein without the prior written consent of the Lender and any such assignment without the Lender’s prior written consent shall be null and void. The Lender may assign or grant a participation with respect to all or a portion of its rights and obligations under this Agreement without the consent of the Borrower or any other Person, and the Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, Obligations owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board.

SurgePays Loan Agreement

SECTION 7.09. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

SECTION 7.10. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 7.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

SECTION 7.12. Consent to Jurisdiction, Etc. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF CALIFORNIA, IN EACH CASE SITTING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF THE PROPERTY OF THE BORROWER, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS OF THE BORROWER FOR NOTICES CONTAINED IN SECTION 7.01 HERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THE BORROWER OR THE PROPERTY OF THE BORROWER, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THE OBLIGATIONS OF THE BORROWER UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SurgePays Loan Agreement

SECTION 7.13. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Loan, regardless of any investigation made by the Lender or on its behalf, and shall continue in full force and effect so long as the principal of or any accrued interest on the Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the commitment has not been terminated. The provisions of Section 7.05 hereof shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of the Loan, the expiration of the commitment, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Lender.

SECTION 7.14. No Third Party Beneficiaries. No Person, other than the parties (and, in the case of the Lender, its successors and assigns hereunder) to this Agreement, has been given or shall be deemed to have been given any rights as a third party beneficiary hereunder or under any of the other Loan Documents or other instruments and documents executed in connection herewith and therewith.

SECTION 7.15. Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter thereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 7.16. Acknowledgments. The Borrower hereby acknowledges that:

(a) the Borrower has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; and

(b) no joint venture exists between the Lender and the Borrower.

SECTION 7.17. Waiver of Trial by Jury. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[Remainder of this page intentionally left blank]

SurgePays Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER:		LENDER:

SURGEPAYS, INC., a Nevada corporation

By:	/s/ Tony Evers	By:	/s/ Name of President & CEO of Lender

Name:	Tony Evers	Name:

Title:	CFO	Title:

EXHIBITS

Exhibit A – Security Agreement
Exhibit B – Secured Promissory Note

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 to the Loan Agreement dated as of April 8, 2022, between SurgePays, Inc., a Nevada corporation (the “Borrower”) and the Lender is dated as of June 2, 2022.

The Loan Agreement is hereby amended as follows:

1. The $3,000,000 amount in the first paragraph of the Recitals is changed to $5,000,000.

Except as expressly modified by this Amendment No. 1 to Loan Agreement, the Loan Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan Agreement to be executed and delivered as of the date hereof.

BORROWER: SurgePays, Inc.

By:	/s/ Tony Evers
Name:	Tony Evers
Title:	CFO

LENDER:

By:	/s/ Name of President & CEO of Lender
Name:
Title: